UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 5, 2006

Bandag, Incorporated
(Exact name of registrant as specified in its charter)

Iowa	1-7007	42-0802143
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2905 North Highway 61, Muscatine, Iowa 52761-5886
(Address of principal executive offices, including zip code)
563) 262-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        On December 6, 2006, Bandag, Incorporated filed a Current Report on Form 8-K, dated December 5, 2006 (the “Report”). Bandag, Incorporated filed as Exhibit 2.1 to the Report that certain Agreement and Plan of Merger, dated as of December 5, 2006, by and among Bandag, Incorporated, Grip Acquisition Corporation and Bridgestone Americas Holding, Inc., and indicated that the disclosure letters and related schedules to the merger agreement were not being filed with the Report. Bandag, Incorporated hereby amends the Report to insert in Exhibit 2.1 to the Report a list briefly identifying the contents of Bandag’s omitted disclosure schedules.

* * *

Item 1.01.      Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

        On December 5, 2006, Bandag, Incorporated (the “Company”), pursuant to the unanimous approval of its Board of Directors, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bridgestone Americas Holding, Inc., a Nevada corporation, and Grip Acquisition Corporation, an Iowa corporation and a wholly owned subsidiary of Bridgestone (“Acquisition Sub”), pursuant to which, among other things, Acquisition Sub will merge with and into the Company (the “Merger”).

        As a result of the Merger, Acquisition Sub will cease to exist and the Company will continue to exist as a wholly owned subsidiary of Bridgestone. At the Effective Time of the Merger (as defined in the Merger Agreement), upon the terms and subject to the conditions of the Merger Agreement, each share of Common Stock, par value $1.00 per share (“Common Stock”), of the Company, each share of Class A Common Stock, par value $1.00 per share (“Class A Common Stock”), of the Company and each share of Class B Common Stock, par value $1.00 per share (“Class B Common Stock”), of the Company will be converted into the right to receive $50.75 per share in cash.

        The Company has made customary representations and warranties in the Merger Agreement, including, among others, representations and warranties with respect to (a) corporate existence and power, (b) capitalization, (c) corporate authority, (d) no conflict and required filings and consents, (e) Securities and Exchange Commission reports and filings and financial statements, (f) absence of certain changes, (g) litigation and liabilities, (h) labor and employee benefits matters, (i) compliance with laws, (j) material contracts, (k) real property, (l) environmental matters, (m) intellectual property, (n) customers and suppliers and (o) taxes.

        In addition, the Company has entered into certain covenants in the Merger Agreement, including covenants (a) not to solicit or encourage inquiries, engage in discussions or negotiations, or provide information with respect to alternative business combination transactions (subject to certain exceptions), (b) to cause a meeting of the Company’s shareholders to be held to consider the adoption of the Merger Agreement, and (c) subject to certain exceptions, a covenant by the Company’s Board of Directors to recommend that the Company’s shareholders adopt the Merger Agreement and thereby approve the Merger and the other transactions contemplated by the Merger Agreement. The Merger Agreement also contains covenants with respect to the operation of the Company’s business between signing of the Merger Agreement and closing of the Merger.

        Consummation of the Merger is subject to various customary conditions, including approval of the Merger by the Company’s shareholders and regulatory approval under applicable antitrust laws. Subject to the satisfaction of these conditions, the Merger is currently expected to close late in the first quarter or early in the second quarter of 2007. The Merger Agreement is subject to termination if the Merger is not completed by May 31, 2007 (which date can be extended for a period not to exceed 180 days to obtain regulatory approval).

        The Merger Agreement contains certain other termination rights for both the Company and Bridgestone and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be obligated to pay Bridgestone a termination fee of $32,000,000. Under certain circumstances, the Company may be required to pay the actual expenses of Bridgestone (up to a maximum of $5,500,000), which payment will be credited against any later payment of the termination fee of $32,000,000.

        The foregoing description of the Merger Agreement does not purport to describe all of the material terms of such agreement, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Voting Agreements

        Each of Martin G. Carver, Roy J. Carver and Carver Partners LP (the “Principal Shareholders”) have entered into a Voting Agreement, dated as of December 5, 2006, with Acquisition Sub (collectively, the “Voting Agreements”) pursuant to which the Principal Shareholders have each agreed to vote for and to grant irrevocable proxies to Acquisition Sub’s designees for the purpose of voting all of the Principal Shareholders’ aggregate shares in favor of the Merger Agreement and the transactions contemplated thereby and against, among other things, any proposal made in opposition to, or in competition or inconsistent with, the Merger Agreement or the Merger.

        The foregoing description of the Voting Agreements does not purport to describe all of the material terms of such agreements, and is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Consulting Agreements

        Each of Martin G. Carver, Chairman of the Board, President and Chief Executive Officer of the Company, and Warren W. Heidbreder, Vice President, Chief Financial Officer of the Company, entered into a Consulting Agreement with the Company, to be effective as of the effective date of the Merger (collectively, the “Consulting Agreements”), pursuant to which Messrs. Carver and Heidbreder will provide certain consulting and other related services to the Company in accordance with the terms and conditions contained therein. In consideration of Mr. Carver’s performance of the consulting services, for each month during the nine months following the effective date of the Merger the Company will make a payment to Mr. Carver in an amount equal to $3,000 for each full day that Mr. Carver provides consulting services. In addition, for the first three months after the effective date of the Merger, the Company will reimburse Mr. Carver for payments for the continuation of his coverage under the Company’s group health plan. The Consulting Agreement with Mr. Carver is terminable by the Company upon 30 days prior written notice. In consideration of Mr. Heidbreder’s performance of the consulting services, on a substantially full-time basis, during the six months following the effective date of the Merger the Company will make a monthly payment to Mr. Heidbreder in an amount equal to $41,000 and will reimburse Mr. Heidbreder for payments for the continuation of his coverage under the Company’s group health plan.

        The foregoing description of the Consulting Agreements does not purport to describe all of the material terms of such agreements, and is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03.      Material Modification to Rights of Security Holders.

        Immediately prior to the execution of the Merger Agreement, the Company entered into an Amendment (the “Amendment”), dated December 5, 2006, to its Rights Agreement, dated as of August 21, 2006, for the purpose of amending the Rights Agreement to render it inapplicable to the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (including the Voting Agreements).

        The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K (by incorporation by reference to Exhibit 4.2 to Amendment No. 1 to Registration Statement on Form 8-A/A of the Company, dated as of December 6, 2006) and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

2.1	Agreement and Plan of Merger, dated as of December 5, 2006, by and among Bandag, Incorporated, Grip Acquisition Corporation and Bridgestone Americas Holding, Inc.*

4.1	Amendment, dated as of December 5, 2006, to Rights Agreement between Bandag, Incorporated and Computershare Trust Company, N.A. dated as of August 21, 2006 (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to Registration Statement on Form 8-A/A of Bandag, Incorporated, dated as of December 6, 2006).

10.1	Voting Agreement, dated as of December 5, 2006, by and between Martin G. Carver and Grip Acquisition Corporation.**

10.2	Voting Agreement, dated as of December 5, 2006, by and between Roy J. Carver and Grip Acquisition Corporation.**

10.3	Voting Agreement, dated as of December 5, 2006, by and between Carver Partners LP and Grip Acquisition Corporation.**

10.4	Consulting Agreement, dated as of the effective date of the Merger, by and between Martin G. Carver and Bandag, Incorporated.**

10.5	Consulting Agreement, dated as of the effective date of the Merger, by and between Warren W. Heidbreder and Bandag, Incorporated.**

*	The disclosure letters and related schedules to the agreement are not being filed herewith. Bandag, Incorporated agrees to furnish supplementally a copy of any such schedules to the Securities and Exchange Commission upon request.

**	Previously filed.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDAG, INCORPORATED
(Registrant)
By: /s/ Warren W. Heidbreder
Warren W. Heidbreder
Vice President, Chief Financial Officer

Date: February 14, 2007

Signature Page

BANDAG, INCORPORATED

Exhibit Index to Current Report on Form 8-K dated December 5, 2006

Exhibit
Number

2.1	Agreement and Plan of Merger, dated as of December 5, 2006, by and among Bandag, Incorporated, Grip Acquisition Corporation and Bridgestone Americas Holding, Inc.*

4.1	Amendment, dated as of December 5, 2006, to Rights Agreement between Bandag, Incorporated and Computershare Trust Company, N.A. dated as of August 21, 2006 (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to Registration Statement on Form 8-A/A of Bandag, Incorporated, dated as of December 6, 2006).

10.1	Voting Agreement, dated as of December 5, 2006, by and between Martin G. Carver and Grip Acquisition Corporation.**

10.2	Voting Agreement, dated as of December 5, 2006, by and between Roy J. Carver and Grip Acquisition Corporation.**

10.3	Voting Agreement, dated as of December 5, 2006, by and between Carver Partners LP and Grip Acquisition Corporation.**

10.4	Consulting Agreement, dated as of the effective date of the Merger, by and between Martin G. Carver and Bandag, Incorporated.**

10.5	Consulting Agreement, dated as of the effective date of the Merger, by and between Warren W. Heidbreder and Bandag, Incorporated.**

* The disclosure letters and related schedules to the agreement are not being filed herewith. Bandag, Incorporated agrees to furnish supplementally a copy of any such schedules to the Securities and Exchange Commission upon request.

** Previously filed.

Exhibit Index